                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT


                                                                                  Settlement Date                           1/31/02
                                                                                  Determination Date                        2/12/02
                                                                                  Distribution Date                         2/15/02



I.     All Payments on the Contracts                                                                                   7,337,058.13
II.    All Liquidation Proceeds on the Contracts with respect to Principal                                               180,341.48
III.   Repurchased Contracts                                                                                                   0.00
IV.    Investment Earnings on Collection Account                                                                               0.00
V.     Servicer Monthly Advances                                                                                         136,307.74
VI.    Distribution from the Reserve Account                                                                                   0.00
VII.   Deposits from the Pay-Ahead Account (including Investment Earnings)                                                87,581.63
VIII.  Transfers to the Pay-Ahead Account                                                                                (76,422.35)

IX.    Less:  Investment Earnings distributions                                                                                0.00
         (a)  To Sellers with respect to the Collection Account                                                                0.00
         (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $  7,664,866.63
                                                                                                                    ===============


DISTRIBUTION AMOUNTS                                                              Cost per $1000
--------------------                                                              --------------

1.  (a)  Class A-1 Note Interest Distribution                                                               0.00
    (b)  Class A-1 Note Principal Distribution                                                              0.00
           Aggregate Class A-1 Note Distribution                                    0.00000000                                 0.00

2.  (a)  Class A-2 Note Interest Distribution                                                               0.00
    (b)  Class A-2 Note Principal Distribution                                                              0.00
           Aggregate Class A-2 Note Distribution                                    0.00000000                                 0.00

3.  (a)  Class A-3 Note Interest Distribution                                                               0.00
    (b)  Class A-3 Note Principal Distribution                                                              0.00
           Aggregate Class A-3 Note Distribution                                    0.00000000                                 0.00

4.  (a)  Class A-4 Note Interest Distribution                                                               0.00
    (b)  Class A-4 Note Principal Distribution                                                              0.00
          Aggregate Class A-4 Note Distribution                                     0.00000000                                 0.00

5.  (a)  Class A-5 Note Interest Distribution                                                               0.00
    (b)  Class A-5 Note Principal Distribution                                                              0.00
           Aggregate Class A-5 Note Distribution                                    0.00000000                                 0.00

6.  (a)  Class A-6 Note Interest Distribution                                                               0.00
    (b)  Class A-6 Note Principal Distribution                                                              0.00
           Aggregate Class A-6 Note Distribution                                    0.00000000                                 0.00

7.  (a)  Class A-7 Note Interest Distribution                                                               0.00
    (b)  Class A-7 Note Principal Distribution                                                              0.00
           Aggregate Class A-7 Note Distribution                                    0.00000000                                 0.00

8.  (a)  Class A-8 Note Interest Distribution                                                         237,206.93
    (b)  Class A-8 Note Principal Distribution                                                      6,074,210.37
           Aggregate Class A-8 Note Distribution                                   74.25196829                         6,311,417.30

9.  (a)  Class A-9 Note Interest Distribution                                                         321,266.67
    (b)  Class A-9 Note Principal Distribution                                                              0.00
           Aggregate Class A-9 Note Distribution                                    5.26666667                           321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                        345,041.67
    (b)  Class A-10 Note Principal Distribution                                                             0.00
           Aggregate Class A-10 Note Distribution                                   5.30833333                           345,041.67

11. (a)  Class B Certificate Interest Distribution                                                    244,679.31
    (b)  Class B Certificate Principal Distribution                                                         0.00
           Aggregate Class B Certificate Distribution                               5.45000000                           244,679.31

12. Servicer Payment
    (a)  Servicing Fee                                                                                 90,243.84
    (b)  Reimbursement of prior Monthly Advances                                                      209,593.61
           Total Servicer Payment                                                                                        299,837.45

13. Deposits to the Reserve Account                                                                                      142,624.23

Total Distribution Amount                                                                                           $  7,664,866.63
                                                                                                                    ===============

Reserve Account distributions:
--------------------------------------------

    (a) Amounts to the Sellers (Chase USA) from Excess Collections                                     13,416.48
    (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                          91,154.65
    (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                     0.00
    (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                          0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                $    104,571.13
                                                                                                                    ===============

          INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes  @  5.598%                                                                    0.00
        (b) Class A-2 Notes  @  5.852%                                                                    0.00
        (c) Class A-3 Notes  @  5.919%                                                                    0.00
        (d) Class A-4 Notes  @  6.020%                                                                    0.00
        (e) Class A-5 Notes  @  6.050%                                                                    0.00
        (f) Class A-6 Notes  @  6.130%                                                                    0.00
        (g) Class A-7 Notes  @  6.140%                                                                    0.00
        (h) Class A-8 Notes  @  6.230%                                                              237,206.93
        (i) Class A-9 Notes  @  6.320%                                                              321,266.67
        (j) Class A-10 Notes @  6.370%                                                              345,041.67
                     Aggregate Interest on Notes                                                                         903,515.27
        (k) Class B Certificates  @  6.540%                                                                              244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                    Cost per $1000
                                                                       --------------
        (a) Class A-1 Notes                                              0.00000000                       0.00
        (b) Class A-2 Notes                                              0.00000000                       0.00
        (c) Class A-3 Notes                                              0.00000000                       0.00
        (d) Class A-4 Notes                                              0.00000000                       0.00
        (e) Class A-5 Notes                                              0.00000000                       0.00
        (f) Class A-6 Notes                                              0.00000000                       0.00
        (g) Class A-7 Notes                                              0.00000000                       0.00
        (h) Class A-8 Notes                                              2.79066982                 237,206.93
        (i) Class A-9 Notes                                              5.26666667                 321,266.67
        (j) Class A-10 Notes                                             5.30833333                 345,041.67
                     Total Aggregate Interest on Notes                                                                   903,515.27
        (k) Class B Certificates                                         5.45000000                                      244,679.31



          PRINCIPAL
-------------------------------
                                                                       No. of Contracts
                                                                       ----------------
1.   Amount of Stated Principal Collected                                                        2,502,624.15
2.   Amount of Principal Prepayment Collected                                   178              3,152,157.44
3.   Amount of Liquidated Contract                                               17                419,428.78
4.   Amount of Repurchased Contract                                               0                      0.00

       Total Formula Principal Distribution Amount                                                                     6,074,210.37

5.   Principal Balance before giving effect to Principal Distribution                             Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                         0.0000000                  0.00
        (b) Class A-2 Notes                                                                         0.0000000                  0.00
        (c) Class A-3 Notes                                                                         0.0000000                  0.00
        (d) Class A-4 Notes                                                                         0.0000000                  0.00
        (e) Class A-5 Notes                                                                         0.0000000                  0.00
        (f) Class A-6 Notes                                                                         0.0000000                  0.00
        (g) Class A-7 Notes                                                                         0.0000000                  0.00
        (h) Class A-8 Notes                                                                         0.5375287         45,689,939.26
        (i) Class A-9 Notes                                                                         1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000         65,000,000.00
        (k) Class B Certificates                                                                    1.0000000         44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                            Cost per $1000
                                                                       --------------
        (a) Class A-1 Notes                                              0.00000000                                            0.00
        (b) Class A-2 Notes                                              0.00000000                                            0.00
        (c) Class A-3 Notes                                              0.00000000                                            0.00
        (d) Class A-4 Notes                                              0.00000000                                            0.00
        (e) Class A-5 Notes                                              0.00000000                                            0.00
        (f) Class A-6 Notes                                              0.00000000                                            0.00
        (g) Class A-7 Notes                                              0.00000000                                            0.00
        (h) Class A-8 Notes                                             71.46129847                                    6,074,210.37
        (i) Class A-9 Notes                                              0.00000000                                            0.00
        (j) Class A-10 Notes                                             0.00000000                                            0.00
        (k) Class B Certificates                                         0.00000000                                            0.00

8.   Principal Balance after giving effect to Principal Distribution                              Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                         0.0000000                  0.00
        (b) Class A-2 Notes                                                                         0.0000000                  0.00
        (c) Class A-3 Notes                                                                         0.0000000                  0.00
        (d) Class A-4 Notes                                                                         0.0000000                  0.00
        (e) Class A-5 Notes                                                                         0.0000000                  0.00
        (f) Class A-6 Notes                                                                         0.0000000                  0.00
        (g) Class A-7 Notes                                                                         0.0000000                  0.00
        (h) Class A-8 Notes                                                                         0.4660674         39,615,728.89
        (i) Class A-9 Notes                                                                         1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000         65,000,000.00
        (k) Class B Certificates                                                                    1.0000000         44,895,285.54



         POOL DATA
-------------------------------                                                No. of            Aggregate
                                                                              Contracts      Principal Balance
                                                                              ---------      -----------------
1.   Pool Stated Principal Balance as of     1/31/02                             8,615         210,511,014.43

2.   Delinquency Information                                                                                         % Delinquent
                                                                                                                     ------------
              (a) 31-59 Days                                                        95           2,331,743.68                1.108%
              (b) 60-89 Days                                                        29             546,473.94                0.260%
              (c) 90-119 Days                                                       18             419,243.25                0.199%
              (d) 120 Days +                                                        74           2,113,345.63                1.004%


3.   Contracts Repossessed during the Due Period                                     9             393,015.99

4.   Current Repossession Inventory                                                 22             985,054.14

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   17             419,428.78
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                 180,341.48
                                                                                              ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    239,087.30

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     4,073,941.62

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           1,052                                16,293,130.66

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.173%

9.   Weighted Average Remaining Term to Maturity of all Outstanding
     Contracts                                                                                                               85.833


      TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         2.039%
    (b)  Delinquency Percentage Trigger in effect ?                               YES

2.  (a)  Average Net Loss Ratio                                 0.077%
    (b)  Net Loss Ratio Trigger in effect ?                                        NO
    (c)  Net Loss Ratio (using ending Pool Balance)             0.166%

3.  (a)  Servicer Replacement Percentage                        0.094%
    (b)  Servicer Replacement Trigger in effect ?                                  NO



       MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                               90,243.84

2.   Servicer Advances                                                                                                   136,307.74

3.   (a)  Opening Balance of the Reserve Account                                                                       8,921,481.73
     (b)  Deposits to the Reserve Account                                                          142,624.23
     (c)  Investment Earnings in the Reserve Account                                                14,418.03
     (d)  Distribution from the Reserve Account                                                   (104,571.13)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       235,055.82
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                             76,422.35
     (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (87,581.63)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        223,896.54



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